SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 26, 2000
                                                  ------------------------------

                          P&L COAL HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      333-59073               13-4004153
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)

    701 Market Street, St. Louis, Missouri                   63101
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (314) 342-3400
                                                    ----------------------------

                                      N/A
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Item 2.  Acquisition or Disposition of Assets.

     On December 26, 2000, P&L Coal Holdings Corporation (the "Company") signed a share purchase agreement for the transfer of the stock in two U.K. holding companies which, in turn, own the Company's Australian subsidiaries to Coal & Allied Industries Limited ("Coal & Allied"), a 71%-owned subsidiary of Rio Tinto. The Company's Australian subsidiaries are comprised of interests in six coal mines, as well as Mining Services in Brisbane, Australia. The coal mines are Bengalla, Warkworth, Ravensworth, Ravensworth East and Narama in New South Wales, and Moura in Queensland, Australia.

     The sale price is approximately $455 million in cash, subject to post-closing adjustments. The Company anticipates the sale will close in January 2001. Under the terms of the agreement, Coal & Allied will obtain ownership of all assets and assume all liabilities of the Company's Australian subsidiaries. The sale price was determined based on arms length negotiations between the parties. The Company intends to use $400 million of the proceeds from the sale to repay a portion of its Senior Credit Facility. The remaining net proceeds will be used for future capital expenditures or investments.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Unaudited Pro Forma Condensed Financial Information of P&L Coal Holdings Corporation for the year ended March 31, 2000, for the six months ended and as of September 30, 2000, and the notes thereto.

     (c)  Exhibits

2.1 Share Purchase Agreement, dated as of December 26, 2000, between P&L Coal Holdings Corporation, Gold Fields Mining Corporation and Coal & Allied Industries Limited


               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     On December 26, 2000, the Company signed a share purchase agreement for the transfer of the stock in two U.K. holding companies which, in turn, own the Company's Australian subsidiaries to Coal & Allied Industries Limited, a 71%-owned subsidiary of Rio Tinto. The sale price is approximately $455 million in cash, subject to post-closing adjustments.

     The following Unaudited Pro Forma Condensed Financial Statements are based on the historical presentation of the consolidated financial statements of P&L Coal Holdings Corporation. The Unaudited Pro Forma Condensed Statements of Operations for the year ended March 31, 2000 and the six months ended September 30, 2000 give effect to the sale of the Company's Australian subsidiaries ("Peabody Resources Limited") as if it had occurred on April 1, 1999. However, the gain on the sale of Peabody Resources Limited has not been included in the statements of operations for the periods presented. The Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2000 gives effect to the sale of Peabody Resources Limited as if it had occurred on September 30, 2000.

     The Unaudited Pro Forma Condensed Financial Statements do not purport to be indicative of the results that actually would have been obtained during the periods presented and they are not necessarily indicative of operating results to be expected in future periods. The Unaudited Pro Forma Condensed Financial Statements and notes thereto should be read in conjunction with the audited historical consolidated financial statements and notes thereto of the Company.

     For additional information, the reader may wish to refer to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, and the Quarterly Report on Form 10-Q for the period ended September 30, 2000.

                          P&L COAL HOLDINGS CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 2000
                                 (In thousands)


                                                                       Peabody Resources       Pro Forma
                                                     Historical           Limited<F1>         Adjustments          Pro Forma
                                                  ----------------    ------------------    ---------------    ----------------
REVENUES
   Sales                                          $     2,610,991     $        (214,786)    $          -       $     2,396,205
   Other revenues                                          99,509               (29,561)               -                69,948
                                                  ----------------    ------------------    ---------------    ----------------
      Total revenues                                    2,710,500              (244,347)               -             2,466,153

COSTS AND EXPENSES
   Operating costs and expenses                         2,178,664              (157,685)               -             2,020,979
   Depreciation, depletion and amortization               249,782               (33,455)               -               216,327
   Selling and administrative expenses                     95,256                (4,784)               -                90,472
   Net gain on property and equipment disposals            (6,439)                  (68)               -                (6,507)
                                                  ----------------    ------------------    ---------------    ----------------
OPERATING PROFIT                                          193,237               (48,355)               -               144,882
   Interest expense                                       205,056                (6,828)           (30,625)<F2>        167,603
   Interest income                                         (4,421)                  625                -                (3,796)
                                                  ----------------    ------------------    ---------------    ----------------
LOSS BEFORE INCOME TAXES AND MINORITY INTERESTS            (7,398)              (42,152)            30,625             (18,925)
   Income tax benefit                                    (141,522)              (12,187)             7,656 <F3>       (146,053)
   Minority interests                                      15,554                   -                  -                15,554
                                                  ----------------    ------------------    ---------------    ----------------
INCOME FROM CONTINUING OPERATIONS                 $       118,570     $         (29,965)    $       22,969     $       111,574
                                                  ================    ==================    ===============    ================

See accompanying notes to unaudited pro forma condensed financial statements.

                          P&L COAL HOLDINGS CORPORATION
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED SEPTEMBER 30, 2000
                                 (In thousands)

                                                                       Peabody Resources       Pro Forma
                                                     Historical           Limited<F1>         Adjustments          Pro Forma
                                                  ----------------    ------------------    ---------------    ----------------
REVENUES
   Sales                                          $     1,312,817     $        (116,857)    $          -       $     1,195,960
   Other revenues                                          37,795               (25,170)               -                12,625
                                                  ----------------    ------------------    ---------------    ----------------
      Total revenues                                    1,350,612              (142,027)               -             1,208,585

COSTS AND EXPENSES
   Operating costs and expenses                         1,108,963              (100,370)               -             1,008,593
   Depreciation, depletion and amortization               121,276               (15,970)               -               105,306
   Selling and administrative expenses                     43,429                  (684)               -                42,745
   Net gain on property and equipment disposals            (3,373)                  473                -                (2,900)
                                                  ----------------    ------------------    ---------------    ----------------
OPERATING PROFIT                                           80,317               (25,476)               -                54,841
   Interest expense                                       102,926                (3,799)           (16,550)<F2>         82,577
   Interest income                                         (5,754)                  241                -                (5,513)
                                                  ----------------    ------------------    ---------------    ----------------
LOSS BEFORE INCOME TAXES AND MINORITY INTERESTS           (16,855)              (21,918)            16,550             (22,223)
   Income tax benefit                                        (777)               (8,929)             4,138 <F3>         (5,568)
   Minority interests                                       3,625                   -                  -                 3,625
                                                  ----------------    ------------------    ---------------    ----------------
LOSS FROM CONTINUING OPERATIONS                   $       (19,703)    $         (12,989)    $       12,412     $       (20,280)
                                                  ================    ==================    ===============    ================

See accompanying notes to unaudited pro forma condensed financial statements.

                          P&L COAL HOLDINGS CORPORATION
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (In thousands)

                                                                       Peabody Resources       Pro Forma
                                                     Historical           Limited<F1>         Adjustments          Pro Forma
                                                  ----------------    ------------------    ---------------    ----------------
ASSETS
Current assets
    Cash and cash equivalents                     $        55,434     $          (7,158)    $       40,000 <F4>$        88,276
    Accounts receivable, net                              151,756               (22,219)               -               129,537
    Materials and supplies                                 48,737                (5,398)               -                43,339
    Coal inventory                                        174,150               (28,823)               -               145,327
    Assets from coal and emission
       allowance trading activities                       131,481                   -                  -               131,481
    Deferred income taxes                                  49,869                   -                  -                49,869
    Other current assets                                   41,101               (22,279)               -                18,822
                                                  ----------------    ------------------    ---------------    ----------------
      Total current assets                                652,528               (85,877)            40,000             606,651

Property, plant, equipment and
   mine development, net                                4,718,339              (391,682)               -             4,326,657
Net assets of discontinued operations                      15,510                   -                  -                15,510
Investments and other assets                              277,216                (7,326)           (11,000)<F5>        258,890
                                                  ----------------    ------------------    ---------------    ----------------
      Total assets                                $     5,663,593     $        (484,885)    $       29,000     $     5,207,708
                                                  ================    ==================    ===============    ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Short-term borrowings and current maturities
       of long-term debt                          $        58,637     $         (13,606)    $          -       $        45,031
    Payable to affiliates                                     -                     376                -                   376
    Income taxes payable                                    8,837                (8,343)               -                   494
    Liabilities from coal and emission allowance
       trading activities                                 129,059                   -                  -               129,059
    Accounts payable and accrued expenses                 546,604               (64,301)               -               482,303
                                                  ----------------    ------------------    ---------------    ----------------
      Total current liabilities                          743,137               (85,874)               -               657,263

Long-term debt, less current maturities                 1,904,360               (99,760)          (400,000)<F6>      1,404,600
Deferred income taxes                                     613,146               (50,273)               -               562,873
Accrued reclamation and other
   environmental liabilities                              477,129               (24,579)               -               452,550
Workers' compensation obligations                         212,605                   -                  -               212,605
Accrued postretirement benefit costs                      979,388                   -                  -               979,388
Obligation to industry fund                                64,458                   -                  -                64,458
Other noncurrent liabilities                              160,808                (8,087)               -               152,721
                                                  ----------------    ------------------    ---------------    ----------------
      Total liabilities                                 5,155,031              (268,573)          (400,000)          4,486,458

Minority interests                                         41,986                   -                  -                41,986

Investment in Peabody Resources Limited                       -                (216,312)           216,312<F7>             -

Stockholders' equity                                      466,576                   -              212,688<F8>         679,264
                                                  ----------------    ------------------    ---------------    ----------------
      Total liabilities and stockholders' equity  $     5,663,593     $        (484,885)    $       29,000     $     5,207,708
                                                  ================    ==================    ===============    ================

                          P&L COAL HOLDINGS CORPORATION
           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
[FN]
<F1> Represents the elimination of the historical  accounts of Peabody Resources
     Limited for each of the periods presented.

<F2> Represents  the  elimination of interest  expense for the period,  assuming
     $400 million of the sale proceeds are utilized to repay debt. The interest expense adjustment was calculated using the average interest rate on the Senior Credit Facility during the periods presented. The statements of operations do not include interest earned on the cash proceeds in excess of debt repayment of $40 million, which would have been approximately $2.1 million for year ended March 31, 2000, and $1.3 million for the six months ended September 30, 2000.

<F3> Adjusts  income tax expense by  applying  the pro forma tax rate to the pro forma adjustments.

<F4> Represents  the estimated  net proceeds from the sale of Peabody  Resources
     Limited, after the repayment of $400 million of long-term debt and the payment of $15 million of transaction costs.

<F5> Represents  the  write-off  of  a  portion  of  deferred   financing  costs
     associated with the Company's Senior Credit Facility, resulting from the accelerated debt repayment.

<F6> Represents  the  repayment of $400 million of the  Company's  Senior Credit
     Facility.

<F7> Reflects the elimination of the investment in Peabody  Resources Limited as of September 30, 2000.

<F8> Reflects the projected net gain associated with the sale transaction.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      P&L COAL HOLDINGS CORPORATION

Date:  January 9, 2001                /s/ RICHARD A. NAVARRE
                                      ------------------------------------------
                                                  Richard A. Navarre
                                      Vice President and Chief Financial Officer
                                              (Principal Financial Officer)

                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


    Exhibit
      No.      Description of Exhibit
    -------    ----------------------

      2.1 Share Purchase Agreement dated as of December 26, 2000, between P&L Coal Holdings Corporation, Gold Fields Mining Corporation and Coal & Allied Industries Limited